                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Michael C. Allemang does hereby make, constitute and appoint Mark A. Janssen, Robert R. Densmore, and Francis X. Mohan, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.



                                            /s/ Michael C. Allemang
                                            ------------------------------------
                                            Michael C. Allemang

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Raymond Barrette does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert R. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.



                                          /s/ Raymond Barrette
                                          --------------------------------------
                                          Raymond Barrette

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Terry L. Baxter does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert R. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.


                                                   /s/ Terry L. Baxter
                                                   -----------------------------
                                                   Terry L. Baxter

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Robert R. Densmore does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Francis
X. Mohan, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.



                                        /s/ Robert R. Densmore
                                        ----------------------------------------
                                        Robert R. Densmore

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Mark A. Janssen does hereby make, constitute and appoint Michael C. Allemang, Robert R. Densmore and Francis X. Mohan, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.




                                          /s/ Mark A. Janssen
                                          --------------------------------------
                                          Mark A. Janssen

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Francis X. Mohan does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert R. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.


                                            /s/ Francis X. Mohan
                                            ------------------------------------
                                            Francis X. Mohan

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that James H. Ozanne does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert R. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.




                                            /s/ James H. Ozanne
                                            ------------------------------------
                                            James H. Ozanne

                                                                      EXHIBIT 24


                    SOURCE ONE MORTGAGE SERVICES CORPORATION


         KNOW ALL MEN by these presents that Roger K. Taylor does hereby make, constitute and appoint Mark A. Janssen, Michael C. Allemang, and Robert R. Densmore, and each of them, the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Annual Report on Form 10-K of Source One Mortgage Services Corporation for the year ended December 31, 1998, and any and all amendments thereto; such Form 10-K and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney for such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of the 29th day of March, 1999.



                                        /s/ Roger K. Taylor
                                        ----------------------------------------
                                        Roger K. Taylor